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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 21, 2003
                                                          ---------------


                            Finlay Enterprises, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-25716                     13-3492802
--------------------------------------------------------------------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


  529 Fifth Avenue, New York, New York                                10017
----------------------------------------                           ----------
(Address of principal executive offices)                           (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)     Not applicable.

(c)           Exhibits.

              The following exhibit is furnished with this Form 8-K:

              99.1     Finlay Enterprises, Inc. press release dated August 21,
                       2003.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 21, 2003, Finlay Enterprises, Inc. (the "Registrant") issued a press release to report the Registrant's financial results for the second quarter of fiscal 2003. A copy of the press release is furnished herewith as
Exhibit 99.1.




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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         FINLAY ENTERPRISES, INC.
                                         (Registrant)

Dated: August 21, 2003                      By: /s/ Bruce E. Zurlnick
                                                --------------------------------
                                                Bruce E. Zurlnick
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer